UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 21, 2006

VSUS TECHNOLOGIES INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	002-98748-D	43-2033337
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

902 Clint Moore Road, Suite 138, Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(561) 994-0800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of March 21, 2006, Krishna Guda resigned as member of our board of directors, for personal reasons. Mr. Guda did not hold any positions on any committee of our board of directors at the time of his resignation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

VSUS TECHNOLOGIES INCORPORATED

Date: March 27, 2006	By:	/s/ Steven Goldberg
Steven Goldberg
Chief Financial Officer